LETTER OF TRANSMITTAL


                        To Tender Shares of Common Stock

                                       of

                          RIVIERA HOLDINGS CORPORATION
                             at $7.50 Net Per Share

            Pursuant to the Offer to Purchase dated December 28, 1999

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     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
NEW YORK  CITY  TIME,  ON  WEDNESDAY,  FEBRUARY  2,  2000,  UNLESS  THE OFFER IS
EXTENDED.
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                        The Depositary for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

By Hand Delivery:               By Overnight Delivery:           By Mail:
  40 Wall Street                  40 Wall Street                   40 Wall Street
  46th Floor                      46th Floor                       46th Floor
  New York, New York  10005       New York, New York  10005        New York, New York 10005

                             Facsimile Transmission:
                        (for Eligible Institutions only)
                                 (718) 234-5001

                   Confirm Receipt of Facsimile by Telephone:
                                 (718) 921-8200
                                ----------------


     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED

                                                                          Name(s) and Address(es) of
                           Total Number of Shares                         Registered Holder(s) (Please fill
                           Evidenced by Share        Number of Shares     in, if blank, exactly as name(s)
Certificate Number(s)*     Certificate(s)            Tendered**           appear(s) on Share certificate(s))
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
----------------------     ----------------------    ----------------     ----------------------------------
Total Shares               ----------------------    ----------------     ----------------------------------

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***Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. Attach additional signed list if necessary. See Instruction 7.

1st: ________   2nd: ________    3rd: ________    4th: ________     5th:________

--------------------------------------------------------------------------------


---------------------
* DOES NOT need to be completed by stockholders tendering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
*** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be completed only if (a) certificates representing Shares (as defined below) are to be forwarded herewith, or (b) a tender of Shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in the Offer to Purchase (as defined below) under "The Tender Offer -- Procedures for Tendering Shares." Stockholders who desire to tender Shares pursuant to the Offer (as defined below), but whose Share certificates are not immediately available or who cannot deliver such certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure described in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares." See Instruction 2.

[  ] CHECK HERE IF ANY CERTIFICATE REPRESENTING SHARES TENDERED HEREBY HAS BEEN
     LOST, STOLEN, DESTROYED OR MUTILATED. SEE INSTRUCTION 14.

[  ] CHECK  HERE IF  TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY  TRANSFER
     TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     Account Number:

     Transaction Code Number:


[  ] CHECK   HERE  IF  SHARES  ARE  BEING  TENDERED  PURSUANT  TO  A  NOTICE  OF
     GUARANTEED  DELIVERY  PREVIOUSLY  SENT TO THE  DEPOSITARY  AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution that Guaranteed Delivery:

     Window Ticket Number (if any):

                         ODD LOTS (LESS THAN 100 SHARES)
                               (SEE INSTRUCTION 8)

     To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record as of the close of business on December 28, 1999 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

[  ] was  the   beneficial  or record  owner of, as of the close of  business on
     December 28, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

[  ] is  a  broker dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on December 28, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To American Stock Transfer & Trust Company:

     The undersigned hereby tenders to Riviera Holdings Corporation, a Nevada corporation (the "Company"), the above-described shares of the Company's Common Stock, par value $.001 per share (the "Shares"), at the price per Share of $7.50, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 28, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended, supplemented or otherwise modified from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificate(s) representing such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares; (b) present certificates for such Shares for cancellation and transfer on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby covenants, represents and warrants to the Company that:

              (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such Shares, and not subject to any adverse claims;

              (b) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (ii) such tender of Shares complies with Rule 14e-4;

              (c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby; and

              (d) the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of its registered holder(s) thereof, or to order the registration or transfer of any Shares tendered by book-entry transfer, if the Company does not purchase any of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 9.)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:   [  ] Check                [  ] Share Certificate(s) to:


--------------------------------------------------------------------------------
                                     (Print Name)

Address:


--------------------------------------------------------------------------------
                                                                      (Zip Code)


--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)

                    (See Substitute Form W-9 on reverse side)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 9.)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Issue:   [  ] Check                [  ] Share Certificate(s) to:
Name:


--------------------------------------------------------------------------------
                                  (Print Name)

Address:


--------------------------------------------------------------------------------
                                                                      (Zip Code)


--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)

                    (See Substitute Form W-9 on reverse side)

--------------------------------------------------------------------------------
                                    IMPORTANT
                             STOCKHOLDERS SIGN HERE
(PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)
--------------------------------------------------------------------------------
Signature(s) of Owner(s)


--------------------------------------------------------------------------------
Dated:

--------------------------------------------------------------------------------
Name(s):


--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):

--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
Area Code and Telephone Number:


--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:


--------------------------------------------------------------------------------

(Must be signed by the registered holder(s) exactly as such holder(s)' name(s) appear(s) on certificate(s) for Shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5.)

Authorized Signature:


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
                                 (Please Print)
Title:

--------------------------------------------------------------------------------
Name of Firm:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)
Area Code and Telephone Number:


--------------------------------------------------------------------------------
Dated:

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on the Letter of Transmittal is required if either:

     (a) this Letter of Transmittal is signed by the registered holder of the Shares (which, for purposes hereof, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) tendered hereby exactly as the name of such registered holder appears on the certificate(s) for such Shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares," provided, however, that if no Letter of Transmittal is delivered a confirmation of such delivery of Shares is received by the Depositary, including an Agent's Message or pursuant to the Book Entry Facility's Automated Tender Offer Program ("ATOP"). Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in the case of physically tendered shares with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES WITHOUT DELIVERY OF AN AGENT'S MESSAGE OR PURSUANT TO ATOP DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the purchaser may enforce such agreement against the participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares." Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) American Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase under "The Tender Offer -- Procedures for Tendering Shares."

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     5. Signatures on Letter Of Transmittal; Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the Shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles hereof) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in- fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of their authority so to act.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, either
(a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered Shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

     7. Order of Purchase in Event of Proration. As described in the Offer to Purchase under "The Tender Offer -- Number of Shares; Proration," stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See the information set forth in the Offer to Purchase under "The Tender Offer --Number of Shares; Proration" and "The Tender Offer--Certain United States Federal Income Tax Consequences."

     8. Odd Lots. As described in the Offer to Purchase under "The Tender Offer -- Number of Shares; Proration," if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owned beneficially or of record, as of the close of business on December 28, 1999 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from, the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase or from brokers, dealers, commercial banks or trust companies.

     12. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a stockholder whose tendered Shares are accepted for purchase, or such stockholder's assignee (in either case, the

"Payee"), provide the Depositary with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. The Depository may reserve up to 31% of payments made to the Payee to satisfy potential backup withholding, and if the Payee does not provide such Payee's TIN to the Depositary within sixty (60) days, backup withholding will be made on payments to the Payee. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 Certificate of Foreign Status, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

     13. Withholding On Non-United States Holder. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding based on the presumption that the payment will be characterized as a dividend for federal income tax purposes and by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such

Non-United States Holder meets those tests described in the Offer to Purchase under "The Tender Offer--Certain United States Federal Income Tax Consequences" that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     14. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary by checking the box set forth above and indicating the number of Shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the Depositary at (800) 647-4273 (toll free) to expedite such process.

     THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                 PAYER: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE           PART 1--Taxpayer Identification               TIN:
FORM W-9             Number--for all accounts, enter      Social Security Number
                     taxpayer identification number in         or Employer
                     the box at right and certify by      Identification Number
                     signing and dating below.            If awaiting TIN, write
                                                              "Applied For")

Department of the    Note:  If the account is in more
Treasury, Internal   than one name, see the chart in
Revenue Service      the enclosed Guidelines to
                     determine which number to give
                     the payer.

PAYER'S REQUEST
FOR TAXPAYER
IDENTIFICATION
NUMBER ("TIN")

                     PART 2 - for payees exempt from
                     backup withholding, please write
                     "EXEMPT" here (see the enclosed
                     Guidelines):


PART 3--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also see instructions in the enclosed Guidelines.)

SIGNATURE: ____________________

DATE: ________________

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), the Depository may reserve up to 31% of payments made to me to satisfy potential withholding and if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me.

SIGNATURE:        _________________________

DATE: __________________

                     The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                               New York, NY 10010
                          (212) 929-5500 (call collect)
                       or call toll free 1 (800) 322-2885